SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X]  Preliminary Proxy Statement

[]   Definitive Proxy Statement

[]   Definitive Additional Materials

[]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        AIRNET COMMUNICATIONS CORPORATION

                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[]   Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                        AIRNET COMMUNICATIONS CORPORATION
                           100 Rialto Place, Suite 300
                            Melbourne, Florida 32901

      PROXY STATEMENT RELATING TO SOLICITATION OF CONSENTS OF STOCKHOLDERS
                           IN LIEU OF SPECIAL MEETING


To the Stockholders of AirNet Communications Corporation:

This Proxy Statement is furnished to the Stockholders of AirNet Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of written consents on behalf of the Board of Directors of the Company (the "Board of Directors") with respect to the matter set forth below. This Proxy Statement is first being mailed to Stockholders of the Company on or about December __, 2000.

In connection with this Proxy Statement, Stockholders are being asked to consider and consent to a proposal (the "Proposal") to amend the Company's 1999 Equity Incentive Plan to increase the shares reserved under the Plan from 3,206,842 to 4,906,842.

The purpose and effect of this Proposal, which is recommended by the Board of Directors, is to increase the shares which may be issued under the 1999 Equity Incentive Plan so as to allow the Company to continue to grant awards under the 1999 Equity Incentive Plan.

The principal executive office of the Company is 100 Rialto Place, Suite 300, Melbourne, FL 32901. The telephone number of the principal executive office of the Company is 321-953-6600.

In the event you wish to consent to the Proposal, you should sign and date the Written Consent of Stockholders which accompanies this Proxy Statement and promptly return it by mail in the envelope provided.

YOUR CONSENT IS IMPORTANT, SINCE APPROVAL OF THE PROPOSAL REQUIRES WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. ACCORDINGLY, YOU ARE URGED TO READ AND TO CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

                     The  date  of this Proxy Statement is December _____, 2000.

GENERAL INFORMATION

Under Delaware law, unless otherwise provided in the Certificate of Incorporation, any action that may be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, and those consents are properly delivered to the corporation. The Company's Certificate of Incorporation does not limit the right of Stockholders of the Company to take action by written consent.

The Board of Directors has fixed the close of business on November 21, 2000 as the record date for the determination of Stockholders entitled to consent to the Proposal (the "Record Date"). Accordingly, only Stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to consent to the Proposal.

The approximate date on which this proxy statement and accompanying Consent are first being sent or given to security holders is December __, 2000.

VOTING SECURITIES AND VOTES REQUIRED

At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 23,740,775 shares of Common Stock of the Company, $.001 par value per share ("Common Stock"), constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

The cost of soliciting consents will be borne by the Company. In addition to solicitation by mail, officers, directors, and other employees of the Company may solicit consents by telephone, telegraph or personal contact without additional compensation.

Any consent may be revoked in writing at any time prior to the close of business on the date that consents signed by a sufficient number of Stockholders to take the action are received by the Company. The unrevoked signed and dated consents of the holders of a majority of the Common Stock outstanding as of the Record Date are necessary to effect the approval of the Proposal.

                                  THE PROPOSAL

             APPROVAL OF THE AMENDMENT TO THE 1999 EQUITY INCENTIVE
                   PLAN TO INCREASE THE TOTAL SHARES RESERVED
                   UNDER THE PLAN FROM 3,206,842 TO 4,906,842

The Company's 1999 Equity Incentive Plan (the "Plan") was approved and adopted by the Company's Board of Directors (the "Board") and Stockholders in September 1999. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by Directors, Employees and other persons who perform services for the Company by providing such persons the opportunity to acquire proprietary interests in the Company and by providing them with incentives to put forth maximum efforts for the success of the Company's business.

The Plan currently authorizes the issuance of 3,206,842 shares of the Company's Common Stock in connection with awards granted under the Plan ("Awards"). As of September 30, 2000, there were 430,255 shares remaining available for issuance under the Plan. The Board has approved, and is now proposing for Stockholder approval, an amendment to the Plan to increase the total number of shares which may be issued under the Plan from 3,206,842 to 4,906,842 in order to allow continued award grants under the Plan. Since designation of participants, and the type and amount of awards to be granted to participants, is subject to the discretion of the Committee, it is not possible to estimate the (i) approximate number of persons who will be eligible participants in the Plan or (ii) the amount or type of awards which will be granted under the Plan from time to time.

Set forth below is a brief description of the major features of the Plan, which description does not purport to be complete and is qualified in all respects by the terms of the Plan, a copy of which is attached as Appendix B.

Administration of the Plan

The Plan is administered by the Compensation Committee or such other committee (the "Committee") of the Board consisting of not less than two Board members designated by the Board to administer the Plan. Among other things, the Committee has the authority to determine persons to whom restricted stock, options, stock appreciation rights, performance awards and other purchase rights shall be awarded, to determine the terms of any award, and to interpret the terms and provisions of the Plan. To the extent permissible by law, the Committee may delegate to one or more of its members such administrative duties as it may deem advisable.

Eligibility for Participation

All Employees and Directors of the Company or one of its affiliates, as well as any non-employee who provides service to the Company or one of its affiliates ("Independent Contractor"), are eligible to participate in the Plan. The Committee has the sole discretion to determine and designate those Employees, Directors and Independent Contractors that are to receive Awards.

Shares Subject to the Plan

A maximum of 3,206,842 shares (4,906,842 shares if the Proposal is approved) of the Company's Common Stock may be issued pursuant to the Plan. Shares issued pursuant to the Plan shall be either shares of authorized but unissued Common Stock or previously issued shares of Common Stock which have been re-acquired by the Company. Any shares forfeited pursuant to the terms of the Plan shall again be available for grant under the Plan. The maximum number of shares of Common Stock with respect to which any Employee may be awarded stock options or stock appreciation rights is 641,368 shares during the first four calendar years of the Plan and 160,342 shares per year thereafter.

Transfer Restrictions

Awards granted under the Plan are not transferable, except by will, the laws of descent or distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Internal Revenue Code of 1986, as amended (the "Code"), except to the extent provided in any Award agreement and permitted under applicable law.

Awards

Stock Options. Options granted pursuant to the Plan may be either in the form of incentive stock options (which are options that meet the requirements of Section 422 of the Code ) or in the form of nonqualified stock options. A stock option gives the holder the right to purchase, during the term of the option, a number of shares of Common Stock at a price determined on the date the option is granted. The option exercise price and the time or times at which the option may be exercised are determined by the Committee at the time of grant, except that the option exercise price for an incentive stock option may not be less than one hundred percent (110% in the case of a stockholder owing more than 10% of the combined voting power of all classes of Company stock) of the fair market value of the Common Stock on the date of grant. The closing price of the Company's Common Stock on November 21, 2000 was approximately $8.53. The option price may be paid in cash or, with the consent of the Committee and subject to certain terms and conditions, (i) in shares of the Company's Common Stock (including a portion of the Common Stock that otherwise would be distributed to the optionee upon exercise of the option) valued at the fair market value on the date prior to exercise, or if there were no sales on such date, on the next preceding day on which there were sales, (ii) by surrender of outstanding Awards under the Plan, (iii) by delivery of a promissory note containing such terms as deemed acceptable to the Committee, or (iv) any combination of the above. Stock options may be exercised at such time or times as may be specified at the time of grant, but in no event more than ten years after the date of grant.

Stock Appreciation Rights ("SARs"). SARs may be granted to Employees of the Company in connection with all or any part of a previously or contemporaneously granted stock option (a "Tandem Right") or unrelated to any option (a "Freestanding Right"). SARs entitle the holder, upon exercise of the SAR, to receive an amount equal to the difference between the fair market value of a share of the Company's Common Stock at the time of exercise and (A) the option exercise price, in the case of a Tandem Right, or (B) in the case of a Freestanding Right, the price specified by the terms of such Freestanding Right, which price may not be less than the fair market value of a share of the Company's Common Stock on the date of grant of such Award.

Performance Awards. Performance Awards may be granted to Employees of the Company and give the holder the right to receive shares of Common Stock or a cash payment specified by the Committee at the end of a specified performance period if specified performance goals are met.

Restricted Stock. Restricted stock Awards may be granted to Employees and consist of shares of Common Stock being registered in the name of the recipient Employee for no consideration, with the restricted stock being subject to such conditions, terms and restrictions for such period or periods as shall be determined by the Committee or as expressly stated in the Plan. During the restricted period, the restricted shares are held in custody by the Company and the registered owner of the restricted shares is not permitted to assign, transfer, pledge or otherwise encumber such shares. However, the registered owner is entitled to vote such shares and to receive any dividends or other distributions with respect to such shares.

Other Stock-Based Awards. The Committee has the authority to grant to eligible Employees an "Other Stock-Based Award", which may consist of any right that is an Award of the Company's Common Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Company's Common Stock (including, without limitation, securities convertible into Common Stock), as deemed by the Committee to be consistent with the purposes of the Plan.

Adjustments

In the event of any change in the capitalization of the Company by reason of a stock dividend, stock split or combination or any similar change or a consolidation, recapitalization, reclassification of shares or similar reorganization, the Plan provides that (a) the number of shares of stock which may be issued under the Plan, (b) the number of shares issuable and the exercise price per share pursuant to outstanding Awards theretofore granted under this Plan and, (c) the number and kind of shares which may underlie an Award granted shall be appropriately adjusted so as to prevent dilution or enlargement of rights.

Duration of Plan; Amendment or Termination

No Award may be granted under the Plan after September 1, 2009. The Board may at any time suspend, terminate, modify or amend the Plan without stockholder approval except as may be required by the Company's Certificate of Incorporation, applicable laws, regulations or exchange requirements. In addition, no such action by the Board may adversely affect any previously granted Award without the consent of the Award recipient.

Change in Control

In the event of a "change in control" (as defined in the Plan), all outstanding stock options shall accelerate and become immediately exercisable for a period of fifteen days, or such longer or shorter period as the Board may prescribe, immediately prior to the scheduled consummation of such a change in control, provided, however, that any such acceleration and any exercise of options during such fifteen-day period shall be (i) conditioned upon the consummation of the change in control and (ii) effective only immediately before the consummation of such change in control.

Federal Income Tax Consequences

The following is a brief and general discussion of the principal federal income tax rules applicable to Plan Awards based on current law. Such law may be changed, possibly with retroactive effect. Furthermore, the specific federal income tax consequences to a particular Employee who receives a Plan Award may be different than as stated below. Each Employee is encouraged to consult his or her own tax advisor regarding the federal income tax consequences of receiving a Plan Award.

Incentive Stock Options. No income is recognized by an optionee when an incentive stock option is granted or exercised. If the stock obtained upon exercise is sold more than one year after the date of exercise and two years after the date of grant, the difference between the option price and the amount realized on the sale is taxable to the optionee as long-term capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an incentive stock option or the sale of the stock acquired upon exercise if the stock is held by the optionee for the requisite periods.

If, however, the stock acquired upon exercise of an incentive stock option is sold less than one year after exercise or less than two years after grant, the lesser of (i) the difference between the fair market value on the date of exercise and the option price or (ii) the difference between the amount realized on the sale and the option price is taxable to the optionee as ordinary income and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale of the stock over the fair market value of such stock on the date of exercise, if any, is taxable as long-term or short-term capital gain, depending on the length of time the stock is held. Moreover, if the option is not exercised but is instead sold, the amount received upon such sale over any amount paid for the option shall be treated as compensation income, and the Company shall be entitled to a corresponding deduction.

The excess of the fair market value of the stock over the option price on the date of exercise of an incentive stock option will increase the optionee's alternative minimum taxable income, which, in certain instances, may subject the optionee to the alternative minimum tax.

Non-Qualified Stock Options. There will be no federal income tax consequences to either the optionee or the Company on the grant of a non-qualified option. Upon the exercise of a non-qualified option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option or purchase right, an optionee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Moreover, if the option is not exercised but is instead sold, the amount received upon such sale over any amount paid for the option shall be treated as compensation income, and the Company shall be entitled to a corresponding deduction.

SARs. If an SAR is exercised, in whole or in part, whether a Freestanding Right or a Tandem Right, any cash consideration received by the holder is generally taxable as compensation subject to income tax withholding requirements, and any Common Stock received by the holder will be taxable under the principles of
Section 83 of the Code. Under Section 83, payments in Common Stock to settle the exercise of an SAR are taxable as compensation in an amount equal to the fair market value of the Common Stock and are subject to income tax withholding. The Company will generally be entitled to a deduction in the same amount, and at the same time, that the holder recognizes income in connection with an SAR exercise.

Restricted Stock. When the restrictions on ownership lapse and the shares of restricted stock are vested, if at all, the Employee will recognize ordinary income in an amount equal to the fair market value of the Common Stock on the date of vesting. The Employee may make an election under Section 83(b) of the Code to recognize the fair market value of the Common Stock as ordinary income at the time of grant instead of at the time of vesting. Dividends paid to an Employee on restricted stock prior to vesting (or prior to an election under Section 83(b)) are treated as compensation to the Employee in the year received. Dividends paid to an Employee on restricted stock subsequent to vesting (or subsequent to an election under Section 83(b)) are treated as ordinary income to the Employee in the year received. All ordinary income recognized by the Employee will be compensation subject to income tax withholding. In general, the Company receives a deduction for Federal income tax purposes equal to the amount of compensation recognized by the Employee at such time as the Employee recognizes such income.

Performance Awards. A participant normally will not realize taxable income upon the receipt of performance awards. Subsequently, when conditions and requirements established with respect to grants made in shares of Common Stock have been satisfied so that the shares are no longer subject to a substantial risk of forfeiture, then an amount equal to the fair market value of any shares of Common Stock received will constitute ordinary income to the participant in the year in which such event occurs, and the Company will be entitled to a deduction in the same amount. Recipients of performance awards made in shares of Common Stock may make an election to realize ordinary income in the year of receipt in the same manner as described above for recipients of restricted stock. A participant normally will not realize taxable income on performance awards, which represent a contingent unfunded promise to pay cash or property in the future, until all conditions or requirements applicable to such performance awards have been satisfied and the promised amount has become immediately payable. At that time, the cash amount or fair market value of property payable will constitute ordinary income and the Company will be entitled to a deduction in the same amount.

Payment with Common Stock. As described in the Plan, an optionee may be permitted to deliver Common Stock he already owns in payment of the option price. For any shares of Common Stock so delivered, an amount equal to the fair market value thereof on the date prior to exercise will be credited against the option price.

In the event Common Stock is used to pay the option price for an option, gain or loss is not normally recognized in connection with such exchange. To the extent that the number of shares of stock received on exercise does not exceed the number of shares surrendered, the optionee's basis in these shares is equal to the basis of the stock surrendered and the optionee's holding period therefor is the same holding period as for the stock surrendered. To the extent the optionee receives an amount of shares in excess of the number of shares surrendered, the optionee's basis in such additional shares is zero (plus any cash paid in connection with the exercise) and the holding period for such additional shares will begin from the date of such exchange.

Section 162(m). Under Section 162 (m) of the Code, no deduction will be allowed for applicable employee remuneration with respect to certain employees to the extent the amount of the remuneration for the taxable year with respect to the employee exceeds $1,000,000. However, if grants to any such employee qualify as "qualified performance-based compensation" within the meaning of Treasury Regulations Section 1.162-27, taxable income recognized by the employee in connection with stock options, stock appreciation rights, restricted stock, and performance awards will be fully deductible by the Company, as discussed above.

Employee Retirement Income Security Act of 1974. The Plan is not subject to the terms of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS CONSENT TO THE AMENDMENT OF THE 1999 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL SHARES RESERVED UNDER THE PLAN FROM 3,206,842 TO 4,906,842.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

The Audit Committee currently consists of Messrs. Shroyer (Chairman), Coffey and Kirby. The current principal responsibilities of the Audit Committee are (a) to review (i) the Company's financial statements contained in filings with the Securities and Exchange Commission, (ii) matters relating to the examination of the Company by its independent auditors, accounting procedures and controls, and
(iii) the use and security of the Company's liquid assets through the review of the Treasurer's function, and (b) to recommend the appointment of independent accountants to the Board for its consideration and approval, subject to ratification by the stockholders. The Audit Committee held six meetings during 1999.

The Compensation Committee currently consists of Messrs. Adams (Chairman), Brown, Kirby and Dr. Hamilton. The current principal responsibilities of the Compensation Committee are (a) to make recommendations with respect to executive officer and senior management compensation and incentive compensation programs;
(b) subject to limitations set forth in the plans, to administer the Company's stock option plans including the issuance of stock in connection with the Company's incentive bonus plans; and (c) to review management development and succession programs. The Compensation Committee held eight meetings during 1999.

The Nominating Committee currently consists of Messrs. Kirby (Chairman), Adams, Brown, and Dr. Hamilton. The current principal responsibilities of the Nominating Committee are to recommend nominees to fill vacancies on the Board, newly created directorships and expired terms of directors. The Nominating Committee does not consider nominees recommended by the Company's stockholders. However, a stockholder may submit a nomination of a candidate for election to the Board of Directors to the Company's Secretary. The Nominating Committee held eight meetings during 1999.

During 1999, the Board of Directors held 22 meetings. All members of the Board of Directors except Messrs. DeMaeyer and Chefitz attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of which they were members held during their tenure.

COMPENSATION OF DIRECTORS

Non-employee Directors are entitled to receive option grants and other awards under the Plan. Non-employee Directors are currently entitled to receive an award of nonqualified stock options every three years, the amount of which is determined by the Board of Directors in its sole discretion. These director options will have an exercise price equal to the fair market value of the Company's Common Stock when granted and will vest in 36 equal monthly installments provided the Director has attended at least 75% of Board of Director meetings in the 12 months preceding each vesting date, with exception for special circumstances. Unvested options for a particular year will vest on a pro rata basis if a Director leaves or is removed from office, provided he met the attendance requirement for the portion of the year he served as a Director. All Directors will be reimbursed for expenses incurred in attending meetings of the Board of Directors and its Committees. In September 1999, each non-employee Director received non-qualified stock options to purchase 7,533 shares of Common Stock at an exercise price of $8.63 per share. In September 1999, the Company also issued to Mr. DeMaeyer 7,649 shares of our common stock in satisfaction of $66,000 of accrued fees due to him for his services as a Director under the Company's prior policy of cash compensation of $1,500 per meeting for independent Directors.


                             PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 21, 2000, certain information with respect to our common stock owned beneficially by each director, by the executive officers, by all executive officers and directors as a group and by each beneficial owner of more than 5% of our outstanding common stock. Executive officers who do not beneficially own any common stock have not been listed. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the shares of common stock included in the table.

                                                        NUMBER OF SHARES OF
                                                            COMMON STOCK            PERCENT OF
                                                                                    ----------
NAME OF BENEFICIAL OWNER:                                BENEFICIALLY OWNED         OWNERSHIP
                                                         ------------------         ---------

SCP Private Equity Partners, LP.....................       3,811,929  (1)              15.9%
800 The Safeguard Building 435 Devon Park Drive,
Wayne, PA 19087
Harris Corporation..................................       3,612,708  (2)              15.1%
1025 West Nasa Boulevard, Melbourne, FL 32919
Tandem PCS Investments, LP..........................       2,309,020  (3)               9.7%
c/o Live Cycles Holding Co. 1981 Avenue
McGill College Montreal, Quebec H3A 3C7, Canada
Funds managed by:
Patricof & Co. Ventures, Inc........................       2,211,078  (4)               9.3%
445 Park Avenue New York, NY 10022
Funds managed by:
Adams Capital Management, Inc.......................       1,913,467  (5)               8.1%
518 Broad Street, Sewickley, PA 15143
G. Michael Kirby ...................................          11,778  (6)               *
Leslie D. Shroyer ..................................           6,445  (7)               *
James W. Brown......................................       3,815,278  (8)              15.9%
Richard G. Coffey...................................        2,312,369 (9)               9.7%
Robert M. Chefitz...................................        2,214,427 (10)              9.3%
Joel P. Adams.......................................        1,916,816 (11)              8.1%
R. Lee Hamilton, Jr. ...............................          305,833 (12)              *
Glenn A. Ehley......................................           75,826 (13)              *
Mark G. Demange.....................................           20,386 (14)              *
William J. Lee......................................           19,332 (15)              *
All executive officers and directors as a group
(12 persons)........................................        10,698,490                 43.9%
*  Less than 1% of the outstanding common stock.

(1) Includes 3,437,687 shares held by SCP Private Equity Partners, L.P. and 204,443 shares issuable upon exercise of a warrant, and 169,799 shares held by CIP Capital, L.P.

(2) Held by VFC Capital, Inc., a wholly-owned subsidiary of Harris Corporation, including 210,880 shares issuable upon exercise of a warrant.

(3) Includes 2,145,465 shares held by Tandem PCS Investments, LP and 163,555 shares issuable upon exercise of a warrant.

(4) Includes (a) 994,392 shares held by APA Excelsior III, L.P. (b) 378,958 shares held by APA Excelsior III/Offshore, L.P., (c) 52,028 shares held by Landmark Equity Partners, L.P., and (d) 785,700 shares held by The P/A Fund, L.P.

(5) Includes 1,641,874 shares held by Adams Capital Management, L.P. and 271,593 shares held by Fostin Capital Associates II.

(6) Includes 9,000 shares held by Mr. Kirby, options exercisable immediately for 2,222 shares and options exercisable within 60 days of November 21, 2000 for 556 shares.

(7) Includes 4,500 shares held by Mr. Shroyer, options exercisable immediately for 1,389 shares and options exercisable within 60 days of November 21, 2000 for 556 shares.

(8) Includes 3,437,687 shares held by SCP Private Equity Partners, L.P. and 204,443 shares issuable upon exercise of a warrant, and 169,799 shares held by CIP Capital, L.P. Also includes options exercisable immediately for 2,930 shares and options exercisable within 60 days of November 21, 2000 for 419 shares. Mr. Brown is President of SCP Private Equity Partners, L.P. and Managing Director of CIP Capital, L.P. Mr. Brown disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(9) Includes 2,145,465 shares held by Tandem PCS Investments, LP and 163,555 shares issuable upon exercise of a warrant. Also includes options exercisable immediately for 2,930 shares and options exercisable within 60 days of November 21, 2000 for 419 shares. Mr. Coffey is a Managing Member of the Special Limited Partner of Tandem PCS Investments, LP. Mr. Coffey disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(10) Includes (a) 994,392 shares held by APA Excelsior III, L.P. (b) 378,958 shares held by APA Excelsior III/Offshore, L.P., (c) 52,028 shares held by Landmark Equity Partners, L.P., and (d) 785,700 shares held by The P/A Fund, L.P. Also includes options exercisable immediately for 2,930 shares and options exercisable within 60 days of November 21, 2000 for 419 shares. Mr. Chefitz is a Senior Vice President of Patricof & Co. Venture, Inc., which manages or advises each of these entities. Mr. Chefitz disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(11) Includes 1,641,874 shares held by Adams Capital Management, L.P. and 271,593 shares held by Fostin Capital Associates II. Also includes options exercisable immediately for 2,930 shares and options exercisable within 60 days of November 21, 2000 for 419 shares. Mr. Adams is the President of Adams Capital Management, Inc. which manages the assets of Fostin Capital Corp. which is a general partner of Adams Capital Management, L.P. Mr. Adams is also Vice President of Fostin Capital Corp. Mr. Adams disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(12) Includes  120,809  shares  held  by  Dr.  Hamilton,   options   exercisable
     immediately for 105,934 shares, and options exercisable within 60 days of November 21, 2000, for 79,090 shares.

(13) Includes   41,301  shares  held  by  Mr.  Ehley  and  options   exercisable
     immediately for 34,525 shares.

(14) Includes 11,000 shares held by Mr. Demange and options exercisable immediately for 9,386 shares.

(15) Includes 2,000 shares held by Mr. Lee, and options exercisable immediately for 17,332.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following summary compensation table sets forth information concerning compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer and (ii) the three executive officers whose total annual salary and bonus exceed $100,000 and who were serving as executive officers at the end of fiscal 1999 (collectively, the "Named Executive Officers") for services rendered in all capacities with respect to the Company's fiscal years ended December 31, 1997, 1998 and 1999:

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                    AWARDS(1)
                                                       ANNUAL COMPENSATION        ------------
                                                  -------------------------        SECURITIES       ALL OTHER
                    NAME AND                        FISCAL    SALARY     BONUS     UNDERLYING       COMPENSATION
               PRINCIPAL POSITION                    YEAR      ($)       ($)       OPTIONS(#)          ($)(2)
               ------------------                    ----      ---       ---       ----------          ------

R. Lee Hamilton, Jr..............................   1999     222,173    38,961      346,491               --
President, Chief Executive Officer and              1998     178,154        --       88,972               --
Director                                            1997     138,789    52,500       59,057               --
Glenn A. Ehley...................................   1999     128,629    20,195       75,324          140,806
Senior Vice President of Worldwide Sales and        1998     117,231        --       45,257           27,978
Marketing                                           1997     106,333     5,500       30,064           34,793
Mark G. Demange..................................   1999     150,514    60,000       77,545               --
Vice President of Engineering                       1998          --        --           --               --
                                                    1997          --        --           --               --
Gerald Y. Hattori (3)............................   1999     125,866    60,000       77,545               --
Vice President of Finance, Chief Financial          1998          --        --           --               --
Officer, Treasurer and Secretary                    1997          --        --           --               --

(1) Figures in this column show the number of options to purchase shares of the Company's Common Stock which were granted during the respective fiscal year, notwithstanding the fact that the options may have been granted for services performed in a prior fiscal year. The Company did not grant any restricted stock awards or stock appreciation rights to any of the Named Executive Officers during the years shown.

(2)  Represents performance-based sales commissions.

(3)  Mr.  Hattori's   employment  as  our  Chief  Financial  Officer  terminated effective July 18, 2000.


OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1999:

                                                    INDIVIDUAL GRANTS
                                              .............................                   POTENTIAL REALIZABLE VALUE AT
                                                       % OF TOTAL                                        ASSUMED
                                                         OPTIONS     EXERCISE                    ANNUAL RATES OF STOCK PRICE
                                       SECURITIES      GRANTED TO       OF                            APPRECIATION
                                       UNDERLYING     EMPLOYEES IN     BASE      ORIGINAL          FOR OPTION TERM(1)
                                        OPTION/SARS      FISCAL       PRICE     EXPIRATION    --------------------------------
NAME                                   GRANTED(#)       YEAR 1999     ($/SH)       DATE       0%($)     5%($)(2)     10%($)(2)
----                                   ----------       ---------     ------       ----       -----     --------     ---------

R. Lee Hamilton, Jr...................   316,361          24%         $2.39      1/19/09     398,615   1,124,811   2,238,937
                                          30,130           2%        $8.629      9/01/09     101,538     328,921     677,772
Glenn R. Ehley........................    75,324           6%         $2.39      2/16/09      94,908     267,812     533,080
Gerald Y. Hattori (3).................    77,545           6%         $2.39      3/22/09      97,707     275,709     548,798
Mark G. Demange.......................    77,545           6%         $2.39      3/08/09      97,707     275,709     548,798

(1) Options vest in four equal annual installments. The options in this table expire ten years after grant.

(2) These columns show the hypothetical value of the options granted at the end of the option terms if the price of the AirNet Common Stock were to appreciate annually by 5% and 10%, respectively, based on the grant date value of the Company's Common Stock.

(3) Pursuant to the Agreement dated May 10, 2000 between Mr. Hattori and the Company, one half of the options we granted to Mr. Hattori in 1999, or 38,772 options, vested as of July 18, 2000, the effective date of Mr. Hattori's termination. Mr. Hattori exercised all of his vested options in July 2000. Under the Agreement, the remaining 38,773 options will vest only if there is a "change in control" of the Company (as defined in the option agreements between Mr. Hattori and the Company) before July 18, 2001.


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information regarding stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 1999, and stock options held by the Named Executive Officers at December 31, 1999. All of these stock options were granted under our stock option plan.

                                                                      NO. OF SECURITIES
                                                                   UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED,
                                            SHARES                     OPTIONS HELD AT            IN-THE-MONEY OPTIONS AT
                                           ACQUIRED                    FISCAL YEAR-END               FISCAL YEAR-END(2)
                                              ON       VALUE       --------------------------------------------------------------
                                           EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                  NAME                        (#)      ($)(1)         (#)          (#)            ($)             ($)
                  ----                        ---      ------         ---          ---            ---             ---

R. Lee Hamilton, Jr......................   7,533    $104,962     113,274        375,595      $4,016,584      $12,613,321
Glenn R. Ehley...........................  15,834    $220,625      25,265        109,753      $  881,424       $3,777,184
Gerald Y. Hattori........................       0          $0           0         77,545              $0       $2,635,366
Mark G. Demange..........................       0          $0           0         77,545              $0       $2,635,366

(1) Calculated based on the fair market value of the Company's stock on the date of exercise minus the exercise price, multiplied by the number of shares issued upon exercise of the options.

(2) Calculated by determining the difference between the exercise price of the options and $36.375, the closing price of the Company's Common Stock on December 31, 1999.

EMPLOYMENT AND OTHER COMPENSATORY ARRANGEMENTS

In October 1999, the Company entered into an Employee Noncompete and Post-Termination Benefits Agreement with Dr. Hamilton. Pursuant to this Agreement, as amended in August 2000, Dr. Hamilton agreed that he will not compete with the Company for a period of one year following any termination of his employment, and the Company agreed to continue to provide him with his regular weekly salary and benefits during the one year noncompetition period provided that his termination was not for cause. Notwithstanding the foregoing, Dr. Hamilton may elect to terminate the noncompetition period after nine months, in which case his right to continue receiving salary and benefits would also terminate. The Agreement also provides that in the event Dr. Hamilton's employment with the Company is terminated (i) by the Company without "cause",
(ii) by Dr.  Hamilton for "good  reason"  (each as defined in the  Agreement) or
(iii) by reason of the Company failing to renew the Agreement at the end of its term, Dr. Hamilton will be entitled to a lump sum payment of $45,000, reimbursement of relocation expenses up to $50,000, and accelerated vesting and an extended exercise period with respect to stock options held by Dr. Hamilton at the time of such termination.

In addition, the Company and each of Messrs. Ehley, Demange, Berens and Dr. Hamilton have entered into an Amendment of the Incentive Stock Option Agreements to which each named executive officer is a party (the "Amendment"). Upon the occurrence of a "termination event" or a "change in control" (each as defined in the Amendment), the Amendment provides in each case for accelerated vesting and an extended exercise period with respect to the stock options held by each such executive officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. Messrs. Brown, Adams, Chefitz and Coffey are affiliated with SCP Private Equity Partners, L.P., Adams Capital Management, Inc., Patricof & Co. Ventures, Inc. and Tandem PCS Investments, L.P., respectively, each of which holds more than 5% of the outstanding and issued shares of the Company's Common Stock.

Melbourne, Florida
December ______, 2000

                                   APPENDIX A

                    AIRNET COMMUNICATIONS CORPORATION CONSENT

THE ATTACHED WRITTEN CONSENT OF STOCKHOLDERS (THE "CONSENT") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRNET COMMUNICATIONS CORPORATION (THE "COMPANY"). THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS CONSENT TO THE PROPOSAL.

Stockholders are urged to sign, date and mail promptly the Consent in the envelope provided. If not otherwise terminated, the Consent solicitation period will terminate on the earlier of (i) the date that Consents signed by a sufficient number of Stockholders to take the action are received by the Company or (ii) sixty (60) days following the earliest dated Consent delivered by a Stockholder.

In the event you wish to sign the Consent, you should sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.

THE ATTACHED CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A CONSENT TO THE PROPOSAL.

                        AIRNET COMMUNICATIONS CORPORATION

                         Written Consent of Stockholders
                   in Lieu of Special Meeting of Stockholders


         The undersigned, constituting the holders of voting rights with respect to a majority of the issued and outstanding shares of common stock of AirNet Communications Corporation, a Delaware corporation (the "Corporation") and in accordance with the authority contained in Section 228 of the General Corporation Law of Delaware, hereby consent to the adoption of the following resolution:

RESOLVED:                That the First  Amendment to the 1999 Equity  Incentive
                         Plan (the "Plan"), in substantially the form attached hereto (Exhibit A), is approved and adopted for the purpose of increasing the shares reserved under the Plan from 3,206,842 to 4,906,842.

         This Consent shall be effective, as to the resolution set forth above, as of the first date on which it has been executed by the requisite number of stockholders and delivered to the Corporation in accordance with Section 228 of the Delaware General Corporation Law.

         This Written Consent of Stockholders may be executed in one or more counterparts.

         IN WITNESS  WHEREOF,  each of the undersigned has executed this Consent
as  of  the  date   indicated  with  respect  to  all  common  stock  of  AirNet
Communications Corporation held of record by the undersigned as of such date.

                                  Individual Stockholders:


Dated: December ___, 2000
                                  ----------------------------------------------
                                  Print Name:
                                             -----------------------------------


                                  Entity Stockholders:


                                  ----------------------------------------------
                                  Print/Type Name of Stockholder



                                  ----------------------------------------------
                                  Print Name:
                                             -----------------------------------


                                  Title:
                                        ----------------------------------------

                                    EXHIBIT A

                                 FIRST AMENDMENT
                                       TO
                           1999 EQUITY INCENTIVE PLAN
                                       OF
                        AIRNET COMMUNICATIONS CORPORATION

1.       Amendment
         ---------

         1.1 This First Amendment to the 1999 Equity Incentive Plan (the "Plan"), of AirNet Communications Corporation (the "Company") is intended to increase the total number of Shares which may be issued pursuant to options granted under the Plan from 3,206,842 to 4,906,842.

         1.2 Capitalized terms used in this First Amendment will have the meanings defined in the Plan.

2.       Options; Shares of Stock Subject to the Plan
         --------------------------------------------

         2.1 Paragraph 3 of the Plan is hereby amended and restated in its entirety to read as follows:

              3.        Scope and Duration
                       ------------------

                        Awards  under  the  Plan may be  granted  in the form of
                Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Units, Performance Awards or Other Stock-Based Awards. The maximum aggregate number of Common Shares as to which Awards may be granted from time to time under the Plan is 4,906,842 shares, subject to adjustment as provided in Paragraph 14. The Common Shares available may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares or issued shares re-acquired by the Company. Unless otherwise provided by the Committee, Common Shares covered by expired, terminated or forfeited Awards, Awards which are settled for cash or consideration other than the delivery of Common Shares, or Common Shares which are used to exercise any Award or to satisfy the withholding tax liabilities of any Award will be available for subsequent awards under the Plan. No Incentive Stock Option shall be granted more than 10 years after the Effective Date.

3. Except as amended by this First Amendment, the Plan remains in full force and effect.

        IN WITNESS  WHEREOF,  this First Amendment to the 1999 Equity  Incentive
Plan  has  been   executed   on  behalf   of  the   Company   effective   as  of
____________________, 2000.

                                 COMPANY:

                                 AIRNET COMMUNICATIONS CORPORATION


                                 By: /s/ R. Lee Hamilton, Jr.
                                    -------------------------------------------
                                    Name: R. Lee Hamilton, Jr.
                                    Title: President and Chief Executive Officer

                                   APPENDIX B


                        AIRNET COMMUNICATIONS CORPORATION

                           1999 EQUITY INCENTIVE PLAN

                          Effective September 1, 1999*

1.       Purpose
         -------

         The purpose of the AirNet Communications Corporation 1999 Equity Incentive Plan (the "Plan") is to attract and retain the best available talent and encourage the highest level of performance by directors, employees and other persons who perform services for AirNet Communications Corporation (the "Company"). By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the Plan is intended to serve the best interests of the Company and its stockholders. The Plan shall constitute a Second Amendment and Restatement of the Company's 1994 Stock Option Plan, as amended, and a First Amendment and Restatement of the Company's 1996 Independent Director Stock Option Plan.

2.       Definitions
         -----------

         "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or other Stock-Based Award.

         "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange act) of 50% or more of either (i) then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") or;

                  (ii) the cessation for any reason of individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

                  (iii) the approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, more than 50% of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (iv) the approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Compensation Committee of the Board or such other committee consisting of not less than two Board members designated by the Board to administer the Plan.

         "Common Shares" shall mean shares of the common stock, $.001 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

         "Company" shall mean AirNet Communications Corporation, a Delaware corporation.

         "Effective Date" means September 1, 1999.

         "Employee" shall mean an employee of the Company or of any Affiliate, a director of the Company, or any non-employee who provides services to the Company or any Affiliate.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of the Common Shares shall mean the average of the high and low prices of the Common Shares as reported by the New York Stock Exchange, or the Fair Market Value of any other property or other item being valued as determined by the Committee in its sole discretion.

         "Freestanding Right" shall mean a Stock Appreciation Right awarded by the Committee pursuant to Paragraph 7 of the Plan other than in connection with an Option.

         "Incentive Stock Option" shall mean the right to purchase Common Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         "Insider" shall mean, at any time, an individual who is an officer, director, or 10% stockholder of the Company within the meaning of Exchange Act Rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "Non-Qualified Stock Option" shall mean a right to purchase Common Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

         "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

         "Participant"   shall  mean  any   Employee,   director  or  individual
independent contractor of the Company or one of its Affiliates selected by the Committee to receive an Award under the Plan.

         "Performance Award" shall mean any right granted under Section 9 of the Plan.

         "Person"   shall  mean  any   individual,   corporation,   partnership,
association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other equity.

         "Plan" shall mean this AirNet Communications Corporation 1999 Equity Incentive Plan.

         "QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

         "Restricted Period" shall mean the period during which Restricted Stock and Restricted Units may be forfeited to the Company.

         "Restricted Stock" shall mean Common Shares granted under Paragraph 8 of the Plan.

         "Restricted Stock Unit" shall mean any unit granted under Paragraph 8 of the Plan.

         "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission.

         "Stock Appreciation Right" shall mean any Tandem Right or Freestanding Right granted under Paragraph 7 of the Plan.

         "Tandem Right" shall mean a Stock Appreciation Right awarded by the Committee in connection with an Option pursuant to Paragraph 7 of the Plan.

         "Total Disability" shall mean a determination by the Committee that the Employee is unable to perform the duties required of him or her by the Company as a result of any physical or mental condition.

3.       Scope and Duration
         ------------------

         Awards under the Plan may be granted in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Units, Performance Awards or Other Stock-Based Awards. The maximum aggregate number of Common Shares as to which Awards may be granted from time to time under the Plan is 3,206,842 shares, subject to adjustment as provided in Paragraph 14. The Common Shares available may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares or issued shares re-acquired by the Company. Unless otherwise provided by the Committee, Common Shares covered by expired, terminated or forfeited Awards, Awards which are settled for cash or consideration other than the delivery of Common Shares, or Common Shares which are used to exercise any Award or to satisfy the withholding tax liabilities of any Award will be available for subsequent awards under the Plan. No Incentive Stock Option shall be granted more than 10 years after the Effective Date.

4.       Administration
         --------------

         The Plan shall be administered by the Committee. The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Awards, to determine the terms and conditions applicable to Awards, to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Common Shares to be covered by each grant; to determine the terms and provisions of the Award Agreements entered into in connection with Awards under the Plan; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations provided for in the Plan, or deemed necessary or advisable for the administration of the Plan. To the extent permissible by law, the Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

5.       Eligibility; Factors to be Considered in Granting Awards
         --------------------------------------------------------

         Subject to the discretion of the Committee, Awards may be granted to any Employee of the Company and its Affiliates, a director of the Company, or a non-employee who provides service to the Company or its Affiliates, except that a non-employee shall not be granted an Incentive Stock Option. In determining the Employees to whom Awards shall be granted and the number of Common Shares or units to be covered by each Award, the Committee shall take into account the nature of the Employee's duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

         No award of Incentive Stock Options shall result in the aggregate Fair Market Value of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year
(determined  at the  time the  Incentive  Stock  Option  is  granted)  exceeding
$100,000.

         The maximum number of Common Shares with respect to which Options and Stock Appreciation Rights can be awarded under the Plan to any Employee is 641,368 Common Shares during the first 4 calendar years of the Plan, and 160,342 Common Shares per year thereafter. The "per Employee" limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Code Section 162(m).

6.       Stock Options
         -------------

         (a)      Exercise Price

                  The purchase price of the Common Shares covered by each Option shall be determined by the Committee, but in the case of an Incentive Stock Option shall not be less than 100% of the Fair Market Value (110% in the case of a stockholder owning more than 10% of the combined voting power of all classes of Company stock) of the Common Shares on the date the Option is granted, or if there are no sales on such date, on the next preceding day on which there were sales.

         (b)      Terms of Options

                  The term of each Incentive Stock Option granted under the Plan shall not be more than 10 years (5 years in the case of a stockholder of the Company owning more than 10% of the combined voting power of all classes of Company stock) from the date of grant, as the Committee shall determine, subject to earlier termination as provided in Paragraphs 11 and 12. The term of each Non-Qualified Stock Option granted under the Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in Paragraphs 11 and 12.

         (c)      Exercise of Options

                  (i) Subject to the provisions provided herein, an Option granted under the Plan shall become vested as determined by the Committee. The Committee may, in its discretion, determine as a condition of any Option, that all or a stated percentage of the Option shall become exercisable, in installments or otherwise, only after the completion of a specified service requirement, or the satisfaction or occurrence of other conditions. The Committee may also, in its discretion, accelerate the exercisability of any Option at any time and provide in any Award Agreement that the Option shall become immediately exercisable as to all Common Shares remaining subject to the Option upon a Change in Control.

                  (ii) Subject to applicable regulatory restrictions, an Option may be exercised at any time or from time to time (further subject, in the case of an Incentive Stock Option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the Option has become exercisable. Notwithstanding the foregoing provision, no Option may be exercised without the prior consent of the Committee by an Insider until the expiration of six months from the date of the grant of the Option.

                  (iii) Except as provided in Paragraphs 11, 12 and 13, no Option may be exercised at any time unless the holder thereof is then an Employee, director or individual independent contractor of the Company or one of its Affiliates.

         (d)      Payment

                  The purchase price of the Common Shares as to which an Option is exercised shall be paid in full at the time of exercise. Payment may be made
(i) in cash, which may be paid by check, or other instrument acceptable to the Company, (ii) with the consent of the Committee or the Chief Executive Officer, in Common Shares, valued at the Fair Market Value on the date prior to exercise, or if there were no sales on such date, on the next preceding day on which there were sales, (iii) with the consent of the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding Awards under the Plan, (iv) with the consent of the Committee, the delivery of a promissory note containing such terms as deemed acceptable to the Committee, or (v) any combination of the above. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in Common Shares previously owned by the Employee, or a portion of the Common Shares that otherwise would be distributed to such Employee upon exercise of the Option, or a combination of cash and such Common Shares.

         (e)      Change in Control

                  Unless the Board determines otherwise, and except as otherwise provided herein, all Options outstanding under the Plan shall accelerate and become immediately exercisable for a period of fifteen days, or such longer or shorter period as the Board may prescribe, (the "notice period") immediately prior to the scheduled consummation of a Change in Control, provided, however, that any such acceleration and any exercise of options during the notice period shall be (i) conditioned upon the consummation of the Change in Control and (ii) effective only immediately before the consummation of such Change in Control.

                  Upon  consummation of any Change in Control,  the Plan and all outstanding but unexercised Options shall terminate. Notwithstanding the foregoing, to the extent provision is made in writing in connection with such Change in Control for the continuation of the Plan and the assumption of Options under the Plan theretofore granted, or for the substitution for such Options of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, then the Plan and Options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in the first two sentences of this Paragraph 6(e) shall be of no effect. The Company shall send written notice of a Change in Control to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

7.       Stock Appreciation Rights
         -------------------------

         (a)      Awards

                  The Committee may award Stock Appreciation Rights to Employees of the Company or any of its Affiliates. Stock Appreciation Rights may be either Tandem Rights or Freestanding Rights. Tandem Rights may be awarded either at the time the Option is granted or at any time prior to the exercise of the Option.

         (b)      Terms and Conditions

                  (i) Each Tandem Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent the Option is exercisable.

                  (ii) The price per share specified in a Freestanding Right shall be determined by the Committee, but in no event shall be less than the Fair Market Value of the Common Shares as of the date of grant. The term of each Freestanding Right shall be such period of time as the Committee shall determine. Subject to the provisions of the Plan, each Freestanding Right shall become vested as determined by the Committee. Prior to becoming 100% vested, each Freestanding Right shall become exercisable, in installments or otherwise, as the Committee shall determine. The Committee may also, in its discretion, accelerate the exercisability of any Freestanding Right at any time, including a Change in Control.

         (c)      Exercise

                  (i) Upon exercise of a Stock Appreciation Right, (subject, in the case of a Tandem Right, to the surrender of the related Option or any unexercised portion thereof which the Employee determines to surrender for this purpose) the Employee shall be entitled to receive, subject to the provisions of the Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the Fair Market Value on the exercise date of one Common Share over (ii) the Option price per share, in the case of a Tandem Right, or the price per share specified in the terms of a Freestanding Right, times (B) the number of Common Shares with respect to which the Stock Appreciation Right shall have been exercised.

                  (ii) Upon exercise of a Tandem Right, the number of Common Shares subject to exercise under the related Option shall automatically be reduced by the number of Common Shares represented by the Option or portion thereof surrendered.

                  (iii) A Tandem Right related to an Incentive Stock Option may only be exercised if the Fair Market Value of a Common Share on the exercise date exceeds the Option price.

         (d)      Payments

                  (i) The payment described in subparagraph (c)(i) above shall be made in the form of cash, Common Shares, or a combination thereof, as elected by the Employee, provided that the Committee shall have sole discretion to consent to or disapprove the election of an officer or director to receive all or part of a payment in cash.

                  (ii) If upon exercise of a Stock Appreciation Right the Employee is to receive a portion of the payment in Common Shares, the number of shares received shall be determined by dividing such portion by the Fair Market Value of a share on the exercise date. The number of Common Shares received may not exceed the number of Common Shares covered by any Option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

                  (iii) Whether payments to Employees upon exercise of Tandem Rights or Freestanding Rights are made in cash, Common Shares or a combination thereof, the Committee shall have sole discretion as to timing of the payments, whether in one lump sum or in annual installments or otherwise deferred, which deferred payments may in the Committee's sole discretion (i) bear amounts equivalent to interest or cash dividends, (ii) be treated as invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested, or (iii) for the convenience of the Company, contributed to a trust, which may be revocable by the Company or subject to the claims of its creditors, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust, all as the Committee shall determine.

                  (iv) No payment will be required from the Employee upon exercise of a Stock Appreciation Right, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in (i) Common Shares previously owned by the Employee, (ii) a portion of the Common Shares that otherwise would be distributed to such Employee upon exercise of the right, or (iii) a combination of cash and Common Shares.

8.       Restricted Shares or Restricted Units
         -------------------------------------

         (a)      Awards

                  Restricted Stock or Restricted Stock Units may be awarded by the Committee in its sole discretion. At the time an award of Restricted Shares or Restricted Units is made, the Committee shall (i) establish a Restricted Period applicable to such award, (ii) prescribe conditions for the incremental lapse of restrictions during the Restricted Period, or for the lapse or termination of restrictions upon the satisfaction or occurrence of other conditions in addition to or other than the expiration of the Restricted Period, including a Change in Control, and (iii) determine all other terms and conditions of such award, including voting and dividend or dividend equivalent rights.

         (b)      Restrictions on Transfer

                  Upon the grant of Restricted Shares, a stock certificate representing the number of Common Shares equal to the number of Restricted Shares granted to an Employee shall be registered in the Employee's name but shall be held in custody by the Company for the Employee's account. The Employee shall not be entitled to delivery of the certificate or to sell, transfer, assign, pledge or otherwise encumber the Restricted Shares until the expiration of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee. Upon the forfeiture of any Restricted Shares, such forfeited Restricted Shares shall be transferred to the Company without further action by the Employee.

         (c)      Delivery of Shares

                  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Paragraph 12, a stock certificate for the number of Common Shares with respect to which the restrictions have lapsed, or one Common Share for each Restricted Unit with respect to which the restrictions have lapsed, shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee's beneficiary or estate, as the case may be. Fractional Shares will be paid in cash.

         (d)      Payment

                  No payment will be required from the Employee upon the issuance or delivery of any Common Shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in (i) Common Shares previously owned by the Employee, (ii) a portion of the Common Shares that otherwise would be distributed to such Employee upon the lapse of the restrictions applicable to the Restricted Shares or Restricted Units, or (iii) a combination of cash and Common Shares.

9.       Performance Awards
         ------------------

         (a)      Grant

                  Performance Awards may be granted to any Employee by the Committee in its sole discretion. A Performance Award shall consist of a right that is (i) denominated in cash or Common Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

         (b)      Terms and Conditions

                  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall (i) determine the performance goals to be achieved during any performance period, (ii) the length of any performance period, (iii) the amount of any Performance Award, (iv) the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and (v) all other terms and conditions of any Performance Award, including the consequences of death, Total Disability, termination of employment and Change in Control.

         (c)      Payment of Performance Awards

                  Performance   Awards   may  be  paid  in  a  lump  sum  or  in
installments following the close of the performance period or, in accordance with procedures established by the Committee, on a current or deferred basis.

10.      Other Stock-Based Awards
         ------------------------

         The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right that is an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Paragraphs 6 through 9 above.

11.      Termination of Employment
         -------------------------

         Unless otherwise determined by the Committee, and subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Options, in the event that the employment of an Employee to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (except as set forth in Paragraph 12), such Option or Stock Appreciation Right may, subject to the provisions of the Plan, be exercised, to the extent that the Employee was entitled to do so at the termination of his employment, at any time within three months after such termination, but in no case later than the date on which the Option or Stock Appreciation Right terminates.

         Unless otherwise determined by the Committee, if an Employee to whom Restricted Shares or Restricted Units have been granted ceases to be an Employee prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death or Total Disability, the Employee shall immediately forfeit all Restricted Shares and Restricted Units.

12.      Death or Total Disability of Employee
         -------------------------------------

         Unless otherwise determined by the Committee, if an Employee to whom an Option or Stock Appreciation Right has been granted under the Plan shall die or suffer a Total Disability while employed by the Company, such Option or Stock Appreciation Right may be exercised, to the extent it was exercisable at the date of such Employee's death or Total Disability, at any time within one year after the date of the Employee's death or Total Disability, but in no case later than the date on which the Option or Stock Appreciation Right otherwise terminates.

         If an Employee to whom Restricted Shares or Restricted Units have been granted shall die or suffer a Total Disability prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, or in cases of other special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Employee's Restricted Shares or Restricted Units.

13.      Non-Transferability of Awards
         -----------------------------

         Awards granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code except to the extent provided in any Award Agreement and permitted under applicable law.

14.      Adjustment upon Changes in Capitalization, etc.
         -----------------------------------------------

         (a) The existence of outstanding Options or other Awards shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) If  the  Company  shall  effect  a  subdivision,  consolidation  or reclassification of the Common Shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction in the number of the Common Shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of Common Shares shall be appropriately adjusted in such a manner as to entitle Employees to receive, for the same aggregate cash consideration, if applicable, the same total number and class of shares as he would have received as a result of the event requiring the adjustment and the number of shares of stock which may be issued under the Plan shall be appropriately adjusted in order to prevent dilution or enlargement of rights.

         (c) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding options.

15.      Effective Date
         --------------

         The Plan shall be effective as of September 1, 1999, provided that the adoption of the Plan shall have been approved by the stockholders of the Company not later than 12 months after such date. The Committee may, in its discretion, grant Awards under the Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such Common Shares shall be effective, and (ii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over Awards granted under the Plan shall be obtained.

16.      Termination and Amendment
         -------------------------

         The Board may suspend, terminate, modify or amend the Plan at any time without stockholder approval except as may be required by the Company's Certificate of Incorporation, applicable laws, regulations and exchange requirements. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the Plan may, without the consent of the Employee to whom an Award shall theretofore have been granted, adversely affect the rights of such Employee under such Award.

17.      Miscellaneous
         -------------

         (a)      Written Agreements

                  Each Award hereunder shall be evidenced by an Award Agreement which shall contain such restrictions, terms and conditions as the Committee may require.

         (b)      No Right to Employment

                  Nothing in the Plan or in any Award granted pursuant to the Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

         (c)      Governing Law

                  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

         (d)      Severability

                  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Employee or Award, or would disqualify the Plan or any Award under any law or regulations deemed applicable, or the compliance with which is deemed desirable, including any accounting rules or regulations, by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, rules or regulations, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Employee or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         (e)      Other Laws

                  The Committee may refuse to issue or transfer any Common Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Common Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by an Employee, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Employee, holder, or beneficiary.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of this 29th day of December, 1999.


                        AIRNET COMMUNICATIONS CORPORATION


                        By:  /s/ R. Lee Hamilton, Jr.
                            ----------------------------------------------------
                        Name:    R. Lee Hamilton, Jr.
                               -------------------------------------------------
                        Title:   President and Chief Operating Officer
                                ------------------------------------------------



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*       Restated on December 29, 1999 to reflect the 66.38:1 reverse stock split effected November 16, 1999.